EXHIBIT 10.22

                                     FORM OF

                              SILGAN HOLDINGS INC.

                       NONSTATUTORY STOCK OPTION AGREEMENT



                  THIS AGREEMENT is dated as of the ___ day of ________, ____, by and between Silgan Holdings Inc., a Delaware corporation (the "Company"), and _________________ (the "Optionee").

                              W I T N E S S E T H:

                  WHEREAS, the Stock Option Plan Committee under the Silgan Holdings Inc. Fourth Amended and Restated 1989 Stock Option Plan (the "Plan") has determined to grant to the Optionee, an [officer and employee] of the Company, nonstatutory stock options under the Plan to purchase ________ shares of Common Stock, par value $.01 per share, of the Company (the "Common Stock"); and

                  WHEREAS, terms not otherwise defined herein shall have the meanings assigned to such terms in the Plan.

                  NOW, THEREFORE, the parties hereto agree as follows:

         1. Grant of Option. The Company hereby grants on the date hereof (the "Date of Grant") to the Optionee the right and option (the "Option") to purchase, in accordance with the Plan and on the terms and conditions of the Plan and those hereinafter set forth, all or any part of an aggregate of ________ shares of Common Stock at the price of $________ per share (the "Option Price"), exercisable from time to time subject to the provisions of this Agreement prior to the close of business on _____________ ____, _____ (the "Expiration Date"). Such price equals the Option Price as defined in the Plan.

         2. Exercisability of Option. Except as otherwise provided in this Agreement, on or after _________________, _____, the Option may be exercised from time to time for the number of shares of Common Stock as follows:

                        Date After Which
                        Option Installment
                        May Be Exercised        Number of Shares
                        ------------------      ----------------











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;  provided,  however,  that the Option may not be exercised as to less than ten
(10) shares of Common Stock at any one time unless the number of shares of Common Stock purchased is the total number at the time available for purchase under an installment of the Option. If the Optionee does not in any given installment period purchase all of the shares of Common Stock which he or she is entitled to purchase in such installment period, the Optionee's right to purchase any shares of Common Stock not so purchased shall continue until the Expiration Date, unless theretofore terminated in accordance with the provisions hereof and of the Plan. The Option may be exercised only as to whole shares; fractional share interests shall be disregarded except that they may be accumulated.

         3. Method of Exercise and Payment. Each exercise of an installment of the Option shall be by means of written notice of exercise delivered to the Company, specifying the number of whole shares of Common Stock with respect to which the Option is being exercised, together with any written statements required pursuant to Section 9 hereof and payment of the Option Price in full in cash or by check payable to the order of the Company. The Optionee may also deliver, in payment of a portion or all of the Option Price, certificates for Common Stock, which shall be valued at the Fair Market Value of such Common Stock, as defined in Section 1.2 of the Plan, on the date of exercise of the Option.

         4. Continuance of Employment. Nothing contained in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or a Subsidiary or shall interfere in any way with the rights of the Company or of such Subsidiary, which are hereby reserved, to reduce the Optionee's compensation from the rate in existence on the Date of Grant or to change the Optionee's position or duties or to demote or terminate the Optionee's employment for any reason.

         5. Effect of Termination of Relationship. The Option and all other rights hereunder, to the extent such rights shall not have been exercised, shall terminate and become null and void at such time as the Optionee ceases to be an officer of or employed by either the Company or a Subsidiary; provided, however, that in the event the Optionee's removal or resignation from office or termination of employment is other than voluntary, the Optionee may at any time within any applicable period specified in Sections 5(a) and 5(b) below, exercise the Option, to the extent, and only to the extent, installments of the Option had become exercisable as of the date of such removal, resignation, termination, death or permanent disability:

                  (a) up to ninety (90) days after removal or resignation from office or termination of employment, other than termination for death or permanent disability; or



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                  (b) up to twelve (12)  months  after the  Optionee's  death or permanent disability if the Optionee dies or is permanently disabled while in the employ of the Company or a Subsidiary or during the period referred to in
Section 5(a). During the period after death, the Option may, to the extent exercisable on the date of death or earlier termination, be exercised by the person or persons to whom the Optionee's rights under the Plan and this Agreement shall pass by will or by the applicable laws of descent and distribution.

                  Unless sooner terminated pursuant to the Plan, the Option shall expire at the end of the applicable period specified in Section 5(a) and 5(b) above, to the extent not exercised within that period. Notwithstanding any other provision of the Plan and this Agreement, the Option shall terminate on the date of termination of employment for any reason (including death or permanent disability) to the extent that the Option is not exercisable on the date of such termination of employment. In no event may the Option be exercised by any person after the Expiration Date.

         6. Non-Assignability of Option. Subject to the provisions of Section 5 above and of the Plan, the Option and all other rights and privileges conferred hereby are not transferable or assignable and may not be offered, sold, pledged, hypothecated or otherwise disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, garnishment, levy or similar process. During the Optionee's lifetime, the Option may be exercised only by the Optionee or, subject to the provisions of Section 5 and within the period specified in Section 5(b) after his or her death, by his or her transferees by will or under the laws of descent and distribution, and not otherwise, regardless of any community property or other interest therein of the Optionee's spouse or such spouse's successor in interest. In the event that the spouse of the Optionee shall have acquired a community property interest in the Option, the Optionee, or such transferees, may exercise it on behalf of the spouse of the Optionee or such spouse's successor in interest.

         7. Adjustments and Other Rights. The rights of the Optionee hereunder are subject to adjustments and modifications in certain circumstances and upon occurrence of certain events including a reorganization, merger, combination, recapitalization, reclassification, stock split, reverse stock split, stock dividend or stock consolidation, as set forth in Section 4.1 of the Plan.

         8. Optionee Not a Stockholder. Neither the Optionee nor any other person entitled to exercise the Option shall have any of the rights or privileges of a stockholder of the Company as to any shares of Common Stock not actually issued and delivered to him or her. No adjustment will be made for dividends or other rights for which the record date is prior to the date on



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which such stock certificate or certificates are issued even if such record date is subsequent to the date upon which notice of exercise was delivered and the tender of payment was accepted.

         9. Application of Securities Laws. No shares of Common Stock may be purchased pursuant to the Option unless and until any then applicable requirements of the Securities and Exchange Commission and any other regulatory agencies, including any other state securities law commissioners having jurisdiction over the Company or such issuance, and any exchanges upon which the Common Stock may be listed, shall have been fully satisfied. The Optionee represents, agrees and certifies that:

                  (a) if the Optionee exercises the Option in whole or in part at a time when there is not in effect under the Securities Act of 1933, as amended (the "Act"), a registration statement relating to the Common Stock issuable upon exercise of the Option, the Optionee will acquire the Common Stock issuable upon such exercise for the purpose of investment and as a condition to each such exercise, he or she will furnish to the Company a written statement to such effect, satisfactory in form and substance to the Company; and

                  (b) if and when the Optionee proposes to publicly offer or sell the Common Stock issued to him or her upon exercise of the Option, the Optionee will notify the Company prior to any such offering or sale and will abide by the opinion of counsel to the Company as to whether and under what conditions and circumstances, if any, he or she may offer and sell such shares, but such procedure need not be followed if the Common Stock issued to the Optionee is registered under the Act and is listed on a national securities exchange or quoted on NASDAQ.

                  The Optionee understands that the certificate or certificates representing the Common Stock acquired pursuant to the Option may bear a legend referring to the foregoing matters and any limitations under the Act and state securities laws with respect to the transfer of such Common Stock, and the Company may impose stop transfer instructions to implement such limitations, if applicable. Any person or persons entitled to exercise the Option under the provisions of Section 5 above shall be bound by and obligated under the provisions of this Section 9 to the same extent as is the Optionee.

         10. Notices. Any notice to be given to the Company under the terms of this Agreement or pursuant to the Plan shall be in writing and addressed to the Secretary of the Company at its principal office and any notice to be given to the Optionee shall be addressed to him or her at the address given beneath the Optionee's signature hereto, or at such other address as either party may hereafter designate in writing to the other party. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and



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registry or  certification  fee  prepaid) in a post office or branch post office regularly maintained by the United States Government.

         11. Effect of Agreement. The Agreement shall be assumed by, be binding upon and inure to the benefit of any successor or successors of the Company to the extent provided in the Plan.

         12. Withholding. The provisions of Section 4.5 of the Plan are hereby incorporated and, among other things, shall govern the Company's right to condition the issuance of certificates for, or a transfer of, Common Stock upon compliance with the applicable withholding requirements of federal, state and local authorities.

         13. Fourth Amended and Restated 1989 Stock Option Plan. The Option and this Agreement are subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan, including, without limitation, Section 4.2 of the Plan. The Optionee acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference. The rights of the Optionee are subject to limitations, adjustments, modifications, suspension and termination in certain circumstances and upon the occurrences of certain conditions as set forth in the Plan. In the event of any inconsistency in the terms of this Agreement and the Plan, the terms of the Plan shall control.

         14. Laws Applicable to Construction. The Option has been granted, executed and delivered as of the day and year first above written in New York, New York, and the interpretation, performance and enforcement of the Option and this Agreement shall be governed by the laws of the State of New York.




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                  IN WITNESS  WHEREOF,  the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has hereunto set his or her hand as of the date and year first above written.

                                       SILGAN HOLDINGS INC.



                                       By:----------------------------------
                                          Title:

OPTIONEE



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(Signature)


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(Print Name)


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(Address)


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(City, State, Zip Code)


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(Social Security Number)





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